UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2008

United eSystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

15431 O’Neal Road Gulfport, MS		39503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 832-1597

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.  Financial Information.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On August 28, 2008, United eSystems, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on August 22, 2008, the Company completed its acquisition of NetCom Data Southern Corp. (“NDS”).  As part of the Form 8-K, the Company indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 calendar days after the date the Form 8-K reporting the acquisition was required to be filed.  This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits

(a)
Financial Statements of Business Acquired.  Attached as Exhibit 99.1 are the audited financial statements for NDS as of and for the years ended December 31, 2006 and 2007. Attached as Exhibit 99.2 are the unaudited financial statements for NDS as of and for the six months ended June 30, 2008.

(b)	Pro Forma Financial Information. Attached as Exhibit 99.3 are unaudited pro forma financial statements.

(d)	Exhibits

	Exhibit Number	Exhibit Title or Description
	99.1	NetCom Data Southern Corp. Audited Financial Statements as of and for the years ended December 31, 2007 and 2006
	99.2	NetCom Data Southern Corp. Unaudited Financial Statements as of and for the six months ended June 30, 2008
	99.3	Unaudited Pro Forma Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED eSYSTEMS, INC.

Dated: November 5, 2008	By: /s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
Chief Executive Officer

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UNITED eSYSTEMS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	NetCom Data Southern Corp. Audited Financial Statements as of and for the years ended December 31, 2007 and 2006
99.2	NetCom Data Southern Corp. Unaudited Financial Statements as of and for the six months ended June 30, 2008
99.3	Unaudited Pro Forma Financial Statements

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